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                                                                 EXHIBIT 10.32.1

                             THIRD AMENDMENT TO THE
                           COVENTRY HEALTH CARE, INC.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         WHEREAS, Coventry Corporation has adopted the Coventry Corporation Supplemental Executive Retirement Plan (the "SERP") for the benefit of a select group of management or highly compensated employees of Coventry Corporation and its affiliated companies, effective as of July 1, 1994; and

         WHEREAS, Coventry Corporation has also adopted the Coventry Corporation Retirement Savings Plan (the "Old 401(k) Plan"), which was most recently restated, effective as of October 1, 1996; and

         WHEREAS, Coventry Corporation has amended the vesting schedule of the Old 401(k) Plan to provide that employer matching contributions shall vest 50% upon completion of one year of continuous employment and 100% upon completion of two years of continuous employment, effective as of January 1, 1998; and

         WHEREAS, pursuant to the Capital Contribution and Merger Agreement dated November 3, 1997 and the related Agreement and Plan of Merger, Coventry Health Care, Inc. (the "Company") was formed as the new parent company of an affiliated group of companies that includes Coventry Corporation, effective as of March 31, 1998; and

         WHEREAS, the Company has adopted the Coventry Health Care, Inc. Retirement Savings Plan (the "New 401(k) Plan") for the benefit of the employees of certain affiliated companies who were formerly employees of Principal Health Care, Inc. and certain of its affiliated companies, effective as of April 1, 1998; and

         WHEREAS, the provisions of the New 401(k) Plan, including the vesting schedule (which is a 2-year graded vesting schedule), are identical in all material respects to the provisions of the Old 401(k) Plan; and

         WHEREAS, the Company, with the approval of Coventry Corporation, has adopted and has become the sponsor of the Old 401(k) Plan, effective as of April 1, 1998; and

         WHEREAS, the Company, with the approval of Coventry Corporation, has adopted and has become the sponsor of the SERP and its associated trust (the "Trust") and has changed the name of the SERP to the "Coventry Health Care, Inc. Supplemental Executive Retirement Plan" and the name of the Trust to the "Trust under the Coventry Health Care, Inc. Supplemental Executive Retirement Plan," effective as of April 1, 1998; and

         WHEREAS, the Company desires to amend the SERP to reflect the change in sponsorship of the SERP and the adoption of the New 401(k) Plan, effective as of April 1, 1998; and

         WHEREAS, the Company desires to amend the vesting schedule of the SERP so that a Participant's benefits under the SERP vest on the same schedule as his or her benefits vest under the Old 401(k) Plan and the New 401(k) Plan, effective as of January 1, 1998.

         NOW, THEREFORE, the Company hereby amends the SERP as follows:

         1. Article I is amended, effective as of April 1, 1998, to provide as follows:
                                             PURPOSE

                  The purpose of this Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") is to provide accumulation of





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                  supplemental funds for retirement or death on a tax-deferred basis for a select group of management or highly compensated employees (and their beneficiaries) of Coventry Health Care, Inc. (the "Corporation"). It is intended that the Plan will be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974 ("ERISA").


         2. Section 2.2 is amended, effective as of April 1, 1998, to provide as follows:

                  2.2 Board. "Board" means the Board of Directors of Coventry Health Care, Inc.


         3. Section 2.15 is amended, effective as of April 1, 1998, to provide as follows:

                  2.15 Employer. "Employer" means Coventry Health Care, Inc. and any member of a controlled group of corporations or affiliated service group of which the Employer is a member under Code Sections 1563 or 414(m), respectively, or any successors to the business thereof.


         4. Section 4.2 is amended, effective as of April 1, 1998, to provide as follows:

                  4.2 Employer Matching Contributions. To the extent a Participant has made the maximum elective deferral to the Coventry Health Care, Inc. Retirement Savings Plan or the Coventry Corporation Retirement Savings Plan as applicable (each such plan hereinafter referred as the "401(k) Plan"), the Employer will credit an Employer Matching Contribution on behalf of the Participant if he is employed on the last day of the Plan Year. The amount of the Employer Matching Contribution will be equal to the 401(k) Plan Employer Matching Contribution, as defined in the 401(k) Plan Adoption Agreement, applied to the sum of the Participant's elective deferrals to the 401(k) Plan for the Plan Year, less matching contributions made by the Employer to the 401(k) Plan for the Participant. In no event will the aggregate Employer Matching Contribution to this Plan and the 401(k) Plan exceed 4.5% of the Participant's Compensation. The Employer Matching Contribution will be credited to the Participant's Deferred Compensation Account within 120 days after the end of the Plan Year.


         5. The vesting schedule in Section 4.3 is amended, effective as of January 1, 1998, to provide as follows:

                             Years of Service                 Vested Percentage
                             ----------------                 -----------------

                                     1                                 50%
                                     2                                100%





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         IN WITNESS WHEREOF, Coventry Health Care, Inc. and Coventry Corporation
have caused this Third Amendment to the Coventry Health Care, Inc. Supplemental Executive Retirement Plan to be executed by its duly authorized officers this ____ day of April, 1998.

                                          COVENTRY HEALTH CARE, INC.


                                          By: /s/ Harvey C. Penovick
                                              ----------------------------------
ATTEST:
/s/ Tim A. Silvera
---------------------------------


                                          COVENTRY CORPORATION


                                          By: /s/ Shirley R. Smith
                                              ----------------------------------
ATTEST:
/s/ David A. Hornock
---------------------------------



A:SERP3rdAmnd